UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2013

ONYX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-28298	94-3154463
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

249 East Grand Avenue

South San Francisco, California, 94080

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (650) 266-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 7, 2013, Onyx Pharmaceuticals, Inc. issued a press release announcing, among other things, preliminary 2012 net sales for Kyprolis™ (carfilzomib) for Injection. A copy of that press release is furnished as Exhibit 99.1 to this report.

This information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in Exhibit 99.1 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Onyx Pharmaceuticals, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit Number	Description

99.1	Press Release titled “Onyx Pharmaceuticals Announces 2013 Updates and Reviews 2012 Achievements at J.P. Morgan Healthcare Conference,” dated January 7, 2013

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2013	ONYX PHARMACEUTICALS, INC.

	By:	/s/ Matthew K. Fust
Matthew K. Fust
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release titled “Onyx Pharmaceuticals Announces 2013 Updates and Reviews 2012 Achievements at J.P. Morgan Healthcare Conference,” dated January 7, 2013